UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548



                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       June 8, 2006
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                          RIDGEWOOD ENERGY O FUND, LLC
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-51924               76-0774429
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 (State of Incorporation)          (Commission             (IRS Employer
                                   File Number)              ID Number)


1314 King Street, Wilmington, Delaware                              19801
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code     (302) 888-7444
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

     Ridgewood Energy O Fund, LLC is filing this Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the "Form 8-K") filed with the United States Securities and Exchange Commission ("SEC") on July 27, 2006 solely for the purpose of filing as Exhibit 16.1 hereto the letter from Perelson Weiner LLP addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K. The entire content of the Form 8-K, as amended to provide for the filing of the letter, is set forth below.


Item 4.01.  Changes in Registrant's Certifying Accountant

     On June 8, 2006, Ridgewood Energy Corporation, the manager of Ridgewood Energy O Fund, LLC (the "Fund"), dismissed Perelson Weiner LLP ("Perelson Weiner") as the Fund's independent registered public accountants.


     The Fund was formed on December 21, 2004 and filed its Registration Statement on Form 10 in April 2006; thus, the year ended December 31, 2005 was the Fund's first audited reporting period. Perelson Weiner's audit report on the financial statements of the Fund for the year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.


     From the date of inception of the Fund through June 8, 2006, there were no disagreements with Perelson Weiner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Perelson Weiner, would have caused Perelson Weiner to make reference to the subject matter of the disagreements in their report on the Fund's financial statements for such period.

     From the date of inception of the Fund through June 8, 2006, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.


     The Fund has provided a copy of the above disclosures to Perelson Weiner and asked Perelson Weiner to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not Perelson Weiner agrees with the statements made herein, and if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of Perelson Weiner's letter dated August 10, 2006.


     As disclosed in a Form 8-K filed by the Fund with the SEC on July 13, 2006, on July 12, 2006, Ridgewood Energy Corporation appointed Deloitte & Touche LLP as the Fund's independent registered public accounting firm.

Item 9.01.  Financial Statements and Exhibits.

     (d)       Exhibits.

                 Exhibit No.     Title
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                 16.1 Letter from Perelson Weiner LLP to the Securities and Exchange Commission, dated August 10, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    RIDGEWOOD ENERGY O FUND, LLC



Date: August 11, 2006               By: /s/ Kathleen P. McSherry
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                                        Kathleen P. McSherry
                                        Senior Vice President and
                                        Chief Financial Officer